Exhibit 10.19

FORM OF LOCK-UP AGREEMENT

                ,

J.P. MORGAN SECURITIES INC.
As Representatives of the Several Underwriters
277 Park Avenue
New York, NY  10172

Re:          VISION-EASE LENS CORPORATION — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Vision-Ease Lens Corporation, a Delaware corporation (the “Company”) and certain stockholders of the Company, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of common stock, par value $0.01 per share, of the Company (the “Common Stock”). Capitalized terms used in this agreement (this “Agreement”) and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Common Sock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that other than, (i) with the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, (ii) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by the terms set forth herein or (iii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound to the terms set forth herein, the undersigned will not, during the period ending one hundred eighty (180) days after the date of the final prospectus relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities that may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or announces material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock- Up Period, the Lock-Up Period shall be extended until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event and the restrictions imposed by this Agreement shall continue to apply during such period, unless J.P. Morgan Securities Inc. waives such extension in writing.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, (i) if the Company notifies J.P. Morgan Securities Inc. in writing that it does not intend to proceed with the Offering, (ii) if the Underwriting Agreement does not become effective by March 31, 2007, or (iii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflict of laws principles thereof to the extent such principles would require or permit the application of the laws of another jurisdiction.

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Name:
Title: